EXHIBIT 10.1

                                                                  EXECUTION COPY


                               LEVI STRAUSS & CO.

                       FIRST AMENDMENT TO CREDIT AGREEMENT



                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of July 11, 2001 and entered into by and among LEVI STRAUSS & CO., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof ("Lenders"), BANK OF AMERICA, N.A. ("Bank of America"), as the provider of Swing Line Advances (as hereinafter defined) hereunder (the "Swing Line Bank"), BANC OF AMERICA SECURITIES LLC and SALOMON SMITH BARNEY INC., as co-lead arrangers and joint book managers (the "Co-Lead Arrangers"), CITICORP USA, INC., as the syndication agent (the "Syndication Agent"), THE BANK OF NOVA SCOTIA, as the documentation agent (the "Documentation Agent"), and BANK OF AMERICA, N.A., as the administrative and collateral agent (the "Administrative Agent"), and is made with reference to that certain Credit Agreement dated as of February 1, 2001 (as so amended, the "Credit Agreement"), by and among the Borrower, Lenders, Swing Line Bank, Syndication Agent, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.



                                    RECITALS

                  WHEREAS, LSFLLC, which is an indirect, wholly-owned Subsidiary of the Borrower, has formed Levi Strauss Receivables Funding, LLC ("Issuer"), initially a wholly-owned Subsidiary of LSFLLC, for the purpose of entering into a securitization transaction with Banc One Capital Markets in order to issue term notes pursuant to Rule 144A under the Securities Act of 1933, as amended ("Proposed Transaction");

                  WHEREAS, prior to the First Amendment Effective Date (as defined in Section 2 below), LSFLLC will have transferred its 100% membership interest in Issuer as follows: (i) 1% to Levi Strauss Securitization Corp., a Delaware corporation wholly-owned by LSFLLC; and (ii) 99% to NF Industries, Inc., a wholly-owned Subsidiary of the Borrower;

                  WHEREAS, in connection with the Proposed Transaction, on the effective date thereof, LSFLLC will sell to Issuer all of LSFLLC's right, title and interest in and to all Domestic Receivables then owned by LSFLLC;

                  WHEREAS, after the date of the initial sale of such Domestic Receivables from LSFLLC to Issuer, (i) LSFLLC shall cease to purchase Domestic Receivables from LSFCC, (ii)

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LSFCC shall  thereafter sell to Issuer directly all of the Domestic  Receivables and (iii) LSFLLC shall make a liquidating distribution and shall be formally liquidated and dissolved;

                  WHEREAS, the Borrower and Lenders desire to amend the Credit Agreement in order to facilitate the Proposed Transaction and the other matters described herein;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


                Section 1.   AMENDMENTS TO THE CREDIT AGREEMENT

                1.1  Amendment to Article 1:  Definitions and Accounting Terms
                     ---------------------------------------------------------

                A. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

                "'Issuer' means Levi Strauss Receivables Funding, LLC."

                "'Newco' means Levi Strauss Securitization Corp."

                B. Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of "Receivables Transfer Agreements" to read in its entirety as follows:

                "'Receivables Transfer Agreements' means that certain Receivables Purchase and Sale Agreement dated as of January 28, 2000 among the Borrower, LSFCC, Levi Strauss Funding Corp., and LSFLLC and that certain Third Amended and Fully Restated Receivables Purchase and Sale Agreement between LSFCC and the Borrower effective January 28, 2000, each as amended by that certain Master Amendment and Consent to Receivables Sale Agreements to be dated on or about July 27, 2001."

                1.2  Amendments to Article V: Covenants of the Borrower

                A. Section 5.01(i) of the Credit Agreement is hereby amended by adding the following at the end thereof:

                "provided, further, that neither Issuer nor Newco shall be considered to be a Material Subsidiary for purposes of this Section 5.01(i) during any period that either such Person has any obligations under a Permitted Domestic Receivables Transaction."

                B. Section 5.01(k) of the Credit Agreement is hereby amended to read in its entirety as follows:

                "Additional Material Subsidiaries. In the event that,  as of the
                 --------------------------------
                end of any Fiscal Quarter, the aggregate gross revenue of the Subsidiaries of the Borrower not constituting Material Subsidiaries for the four-Fiscal Quarter period then ended were more than 5% of the aggregate gross revenues of the Borrower and its Subsidiaries on a Consolidated basis for such period, the Borrower shall designate

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                one  or  more  of  its Subsidiaries (other than Issuer and Newco during any period that either such Person has any obligations under a Permitted Domestic Receivables Transaction) as Material Subsidiaries for purposes of this Agreement and shall take all action required by Sections 5.01(i) and 5.01(j) with respect to such Subsidiary."

                C. Section 5.01(l)(iv) of the Credit Agreement is hereby amended to read in its entirety as follows:

                "deliver to the Administrative Agent executed control agreements with respect to all material deposit, savings, investment and other accounts maintained by the Borrower or any of its Material Domestic Subsidiaries (other than Issuer and Newco during any period that either such Person has any obligations under a Permitted Domestic Receivables Transaction or, to the extent that it maintains or controls accounts in its role as servicer under a Permitted Domestic Receivables Transaction, LSFCC); and"

                D. Section 5.01(n) of the Credit Agreement is hereby amended to read in its entirety as follows:

                "Except during any period that Domestic Receivables are being sold to Issuer under a Permitted Domestic Receivables Transaction, LSFCC shall sell to LSFLLC or to another Subsidiary of the Borrower acceptable to Administrative Agent all accounts receivable purchased by it from the Borrower immediately upon consummation of such purchase."

                E.  The  first  sentence  of   Section 5.01(p)  of  the   Credit
Agreement is hereby amended to read in its entirety as follows:

                "Maintain, and cause each of its Material Domestic Subsidiaries (other than Issuer and Newco during any period that either such Person has any obligations under a Permitted Domestic Receivables Transaction or, to the extent that it maintains or controls accounts in its role as servicer under a Permitted Domestic Receivables Transaction, LSFCC) to maintain, the Cash Collateral Account and the L/C Cash Collateral Account with Bank of America or another commercial bank located in the United States which has accepted the assignment of such accounts to the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge and Security Agreement."

                F. Section 5.02(b)(i)(A) of the Credit Agreement is hereby amended to read in its entirety as follows:

                "Debt owed to a Material Domestic Subsidiary (other than Issuer and Newco during any period that either such Person has any obligations under a Permitted Domestic Receivables Transaction) of the Borrower, which Debt (x) shall constitute Pledged Debt and (y) shall be evidenced by promissory notes in form and substance satisfactory to the Administrative Agent, shall be subordinated in right of payment to the payment in full of the Obligations and such promissory notes shall be pledged as security for the Obligations of the holder thereof under the Loan Documents to which such holder is a

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         party and delivered to the Administrative  Agent  pursuant to the terms of the Pledge and Security Agreement;"

                G. Section 5.02(b)(ii)(A) of the Credit Agreement is hereby amended to read in its entirety as follows:

                "(A) Debt owed to the Borrower or to a Material Domestic Subsidiary of the Borrower (other than Issuer and Newco during any period that either such Person has any obligations under a Permitted Domestic Receivables Transaction) by a Material Domestic Subsidiary or a Pledged Foreign Subsidiary (other than Debt owed by a Restricted Subsidiary), which Debt (x) shall constitute Pledged Debt and (y) shall, except in the case of redeemable preferred stock, be evidenced by promissory notes in form and substance satisfactory to the Administrative Agent, shall be subordinated in right of payment in full of the Obligations, and such promissory notes shall be pledged as security for the Obligations of the holder thereof under the Loan Documents to which such holder is a party and delivered to the Administrative Agent pursuant to the terms of the Pledge and Security Agreement;"

                H. Section 5.02(b) of the Credit Agreement is hereby further amended by (i) deleting the period at the end of clause (iii)(Q) thereof and substituting a semicolon therefor and (ii) adding the following as new clause
(iv) thereof:

         "(iv)  in the case of the Borrower, LSFCC, LSFLLC and LSRFLLC,

                (A) Debt of the Borrower, Newco, NF Industries, Inc., LSFCC, LSFLLC or Issuer to the Borrower, LSFCC, LSFLLC or Issuer incurred from time to time in connection with a Permitted Domestic Receivables Transaction permitted under Section 5.02(b)(iii)(J) in an amount not to exceed the purchase price of any Domestic Receivables purchased and sold in connection therewith, which Debt, in the case of Debt owed to the Borrower, LSFCC or LSFLLC, (x) shall constitute Pledged Debt and
         (y) shall be evidenced by promissory notes in form and substance satisfactory to the Administrative Agent, shall, except in the case of Debt owed by Issuer, be subordinated in right of payment to the payment in full of the Obligations and such promissory notes shall be pledged as security for the Obligations of the holder thereof under the Loan Documents to which such holder is a party and delivered to the Administrative Agent pursuant to the terms of the Pledge and Security Agreement; and

                (B) customary indemnification obligations and other Contingent Obligations of the Borrower, LSFCC, LSFLLC or Issuer incurred in connection with a Permitted Domestic Receivables Transaction permitted under Section 5.02(b)(iii)(J)."

                I. Section 5.02(c) of the Credit Agreement is hereby amended by amending the third sentence contained therein to read in its entirety as follows:

         "The Borrower shall not suffer or permit LSFLLC or any other Subsidiary of the Borrower (other than Issuer) to which LSFCC sells receivables to engage in any business other than the purchase, holding and securitization of accounts receivable and shall not suffer or permit LSFCC to engage in any business other than the purchase, sale to LSFLLC, another Subsidiary

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of the Borrower acceptable to Administrative  Agent or,  during any period  that
Domestic  Receivables  are  being  sold  to  Issuer  under  a Permitted Domestic
Receivables  Transaction,  to  Issuer  and  servicing  of   accounts  receivable
generated by the Borrower, the processing of accounts payable of the Borrower and its Subsidiaries, procurement support services for the Borrower and its Subsidiaries and other accounting and general customer relationship functions."

                J. Section 5.02(d)(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

                "any Domestic Subsidiary (other than Issuer and Newco during any period that either such Person has any obligations under a Permitted Domestic Receivables Transaction) of the Borrower may merge into or consolidate with any other Domestic Subsidiary (other than Issuer and Newco during any period that either such Person has any obligations under a Permitted Domestic Receivables Transaction) of the Borrower or be liquidated, wound-up or dissolved or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of to any other Domestic Subsidiary (other than Issuer and Newco during any period that either such Person has any obligations under a Permitted Domestic Receivables Transaction) of the Borrower, provided that, in the case of any such merger or consolidation, the Person formed by such merger or consolidation shall be a Domestic Subsidiary of the Borrower, provided further that, in the case of any such merger or consolidation to which a Material Domestic Subsidiary is a party, the Person formed by such merger or consolidation shall be or become a Material Domestic Subsidiary;"

                K. Section 5.02(d)(ii) of the Credit Agreement is hereby amended to read in its entirety as follows:

                "any Pledged Foreign Subsidiary may merge into or consolidate with any other Pledged Foreign Subsidiary or be liquidated, wound-up or dissolved or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of to the Borrower, any Material Domestic Subsidiary (other than Issuer and Newco during any period that either such Person has any obligations under a Permitted Domestic Receivables Transaction) or any other Pledged Foreign Subsidiary; and"

                L. Section 5.02(e)(iv) of the Credit Agreement is hereby amended to read in its entirety as follows:

                "dispositions of accounts receivable (A) from the Borrower to LSFCC, (B) from LSFCC to LSFLLC, another Subsidiary of the Borrower acceptable to Administrative Agent or, during any period that Domestic Receivables are being sold to Issuer under a Permitted Domestic
         Receivables Transaction, to Issuer, and (C) during any period that Issuer has any obligations under a Permitted Domestic Receivables Transaction, from LSFLLC to Issuer;"

                M. Section 5.02(f)(v) of the Credit Agreement is hereby amended by (i) deleting the word "or" immediately preceding the reference to
"5.02(b)(iii)(P)" contained therein and substituting a comma therefor and (ii) adding the phrase "or 5.02(b)(iv)" at the end thereof.

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                N.  Section  5.02(f)  of  the Credit Agreement is hereby further amended by (i) deleting the word "and" at the end of clause (xiii) thereof, (ii) deleting the period at the end of clause (xiv) thereof and substituting the phrase"; and "therefor, and (iii) adding the following as new clause (xv) thereof:

                "(xv) contribution of a promissory note executed by Levi Strauss & Co. Europe S.A. in favor of Levi Strauss Continental S.A. from Levi Strauss Continental S.A. to Levi Strauss International Group Finance Coordination Services C.V.A./S.C.A. in connection with the sale by Levi Strauss Continental S.A. of Levi Strauss (U.K.) Limited to Levi Strauss & Co. Europe S.A. as permitted under Section 5.02(e)(xii)."

                O.  Section 5.02(k) of the Credit Agreement is hereby amended by
(i) deleting the word "and" before clause (v) thereof and (ii) adding the following at the end of clause (v) thereof:

                ", and (vi) the prepayment of Debt in the form of Permitted Domestic Receivables Transactions (A) when, through amortization only 10% of the initial principal balance of such Debt remains outstanding or (B) in the event that the average aggregate outstanding principal balance of such Debt exceeds the average net eligible receivables balance of the applicable Domestic Receivables (as determined in accordance with the formula set forth in the related documentation) by more than $25,000,000 for more than 90 consecutive days."

                P. Section 5.02(l)(v) of the Credit Agreement is hereby amended by deleting the phrase "negative pledges on accounts receivable of Domestic Subsidiaries and associated assets" contained therein and substituting the phrase "negative pledges on Domestic Receivables" therefor.

                1.3  Clarification of Defined Terms
                     ------------------------------

                A. The term "Permitted Domestic Receivables Purchase Transaction" is hereby deleted each time it appears in the Credit Agreement and the term "Permitted Domestic Receivables Transaction" is hereby substituted therefor.

                B. The term "Permitted Foreign Receivables Purchase Transaction" is hereby deleted each time it appears in the Credit Agreement and the term "Permitted Foreign Receivables Transaction" is hereby substituted therefore.

                1.4.  Modification of Schedules
                      -------------------------

                A.  Schedule   4.01(b):   Subsidiaries.   Schedule  4.01(b)  and
                                                          ----------------
Schedule 4.01(bb) to the Credit Agreement are hereby amended by adding thereto
-----------------
the information contained in Annex A to this Amendment.
                             -------

                1.5.  Consent to Permitted Domestic Receivables Transaction
                      -----------------------------------------------------

          The  Administrative  Agent  hereby  consents,   pursuant   to  Section
5.02(b)(iii)(J) of the Credit Agreement, to the Proposed Transaction. Lenders hereby authorize the Administrative

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Agent to execute  that certain  Consent and Release  Agreement to be dated on or about July 27, 2001, on behalf of the Lenders and to take all actions and make all determinations required to be taken or made by the Administrative Agent thereunder.

                Section 2.    CONDITIONS TO EFFECTIVENESS

                Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):


                A. On or before the First Amendment Effective Date, the Borrower shall deliver to Lenders (or to the Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

                        1. Certified copies of its Articles of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the First Amendment Effective Date; copies of the Bylaws, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary;

                        2. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

                        3.  Signature   and   incumbency  certificates  of   its
        officers executing this Amendment.

                B. On or before the First Amendment Effective Date, the Borrower shall deliver to Lenders amendments to the Receivables Transfer Agreements in form and substance satisfactory to Administrative Agent.

                C. On or before the First Amendment Effective Date, the Administrative Agent and the parties to the Proposed Transaction shall have entered into a Consent and Release Agreement in form and substance satisfactory to Administrative Agent.

                D. On or before the First Amendment Effective Date, the Borrower shall deliver to the Administrative Agent, a Pledge Supplement in respect of the capital stock of Newco held by LSFCC, the membership interests in Issuer held by NF Industries, Inc. and the intercompany debt, if any, created in connection with the Proposed Transaction and required to be pledged under
Section 5.02(b)(iv).

                E. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel,

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and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

                Section 3.  BORROWER'S REPRESENTATIONS AND WARRANTIES

                In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                A. Organization and Powers. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all Governmental Authorizations) to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

                B. No Conflict. The execution and delivery of this Amendment and performance by the Borrower of the Amended Agreement is within the Borrower's corporate powers, has been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's Constitutive Documents, (ii) violate any Requirements of Law, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties or (iv) except for the Liens created or permitted under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries is in violation of any such Requirements of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

                C. Governmental Consents. No Governmental Authorization, and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery, recordation or filing of this Amendment or the performance by the Borrower of the Amended Agreement.

                D.  Binding  Obligation.   This  Amendment   and   the   Amended
Agreement have been duly executed and delivered by the Borrower, and are, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

                E. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article IV of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to

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the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                Section 4.        MISCELLANEOUS

                A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 2.08 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                D. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK) WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

                E. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. This Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

                                     ANNEX A
                                     -------

                  Supplement to Schedules 4.01(b) and 4.01(bb)


Levi Strauss Receivables Funding, LLC    Delaware       99% NF Industries, Inc.

                                                        1%  Levi Strauss
                                                            Securitization Corp.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                       LEVI STRAUSS & CO.


                                       By:
                                           -----------------------------------
                                           Joseph M. Maurer
                                           Vice President & Treasurer




                                       BANK OF AMERICA, N.A. as
                                       Administrative Agent


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       BANK OF AMERICA, N.A. as an Issuing
                                       Bank, Swing Line Bank and a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       THE BANK OF NOVA SCOTIA, as
                                       Documentation Agent, an Issuing Bank
                                       and a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       CITICORP USA, INC., as Syndication
                                       Agent and a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       CITIBANK, N.A., as an Issuing Bank


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK, as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       BANK ONE, NA, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       ABN AMRO BANK, N.V., as an Issuing
                                       Bank and a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       THE CIT GROUP/COMMERCIAL
                                       SERVICES, INC., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       OAK BROOK BANK, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       FLEET NATIONAL BANK, as an
                                       Issuing Bank and a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------




                                       KEMPER FLOATING RATE FUND, as
                                       a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       OPPENHEIMER SENIOR FLOATING
                                       RATE FUND, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------




                                       PILGRIM PRIME RATE TRUST, as a
                                       Lender

                                       By: ING Pilgrim Investments, Inc., as its
                                           Investment Manager


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       MASS MUTUAL HIGH YIELD
                                       PARTNERS II LLC, as a Lender

                                       By:  HYP Management, Inc., as
                                            Managing Member

                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY, as a Lender

                                       By:  David L. Babson & Company, Inc.,
                                            as Investment Advisor


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       BILL & MELINDA GATES
                                       FOUNDATION, as a Lender

                                       By:  David L. Babson & Company, Inc.,
                                            as Investment Advisor


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       ADDISON CDO, LIMITED, as a Lender

                                       By:  Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       AIMCO CDO SERIES 2000-A, as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       ALLSTATE LIFE INSURANCE
                                       COMPANY, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------




                                       AMARA-I FINANCE, LTD., as a Lender

                                       By:    INVESCO Senior Secured
                                              Management, Inc., as Subadvisor


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       ARCHIMEDES FUNDING IV
                                      (CAYMAN), LTD., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       ARES III CLO LTD., as a Lender

                                       By:    ARES CLO Management LLC,
                                              Investment Manager


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       ARES IV CLO LTD., as a Lender

                                       By:    Ares CLO Management IV, L.P.,
                                              Investment Manager

                                       By:    Ares CLO GP IV, LLC, its
                                              Managing Manager


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       AVALON CAPITAL LTD. 2, as a Lender

                                       By:    INVESCO Senior Secured
                                       Management, Inc., as Portfolio Advisor


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------




                                       BANK OF SCOTLAND, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       BLACK DIAMOND CLO 2000-1 LTD.,
                                       as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       BNP PARIBAS, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       CAPTIVA IV FINANCE LTD., as a
                                       Lender as advised by Pacific Investment
                                       Management Company LLC


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       CARLYLE HIGH YIELD PARTNERS
                                       II, LTD., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       CARLYLE HIGH YIELD PARTNERS
                                       III, LTD., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       CENTURION CDO II, LTD., as a Lender

                                       By:  American Express Asset
                                            Management Group Inc., as
                                            Collateral Agent

                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       CENTURION CDO III, LIMITED, as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       CERES II FINANCE LTD., as a Lender

                                       By: INVESCO Senior Secured
                                       Management, Inc., as Sub-Managing
                                       Agent (Financial)


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       CHARTER VIEW PORTFOLIO, as a
                                       Lender

                                       By:  INVESCO Senior Secured
                                       Management, Inc., as Investment Advisor


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       CITADEL HILL 2000 LTD., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       CREDIT SUISSE FIRST BOSTON, as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       CSAM FUNDING I, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------




                                       DELANO COMPANY, as a Lender

                                       By: Pacific Investment Management
                                           LLC, as its Investment Advisor


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       ELT LTD., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       EMERALD ORCHARD LIMITED, as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       FIDELITY ADVISOR SERIES II:
                                       FIDELITY ADVISOR FLOATING
                                       RATE HIGH INCOME FUND, as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------




                                       FLOATING RATE PORTFOLIO, as a
                                       Lender

                                       By: INVESCO Senior Secured
                                           Management, Inc., as attorney in fact


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------




                                       FRANKLIN CLO I, LIMITED, as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       FRANKLIN FLOATING RATE DAILY
                                       ACCESS FUND, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       FRANKLIN FLOATING RATE
                                       MASTER SERIES, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       FRANKLIN CLO II, LIMITED, as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       HAMPDEN CBO LTD., as a Lender

                                       By:   David L. Babson & Company Inc.,
                                             as Investment Advisor


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       HARBOURVIEW CDO II LTD., FUND,
                                       as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       HIGHLAND OFFSHORE PARTNERS,
                                       L.P., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       INDOSUEZ CAPITAL FUNDING IIA,
                                       LIMITED, as a Lender

                                       By:  Indosuez Capital Luxembourg, as
                                            Collateral Manager


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       INDOSUEZ CAPITAL FUNDING IV,
                                       L.P., as a Lender

                                       By:  Indosuez Capital Luxembourg, as
                                            Collateral Manager


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       INDOSUEZ CAPITAL FUNDING VI,
                                       LIMITED, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       JHW CASH FLOW FUND I, L.P., as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       JISSEKIKUN FUNDING, LTD., as a
                                       Lender

                                       By:  Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       KEMPER FLOATING RATE FUND, as
                                       a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       SteinRoe & Farnham Incorporated As
                                       Agent for Keyport Life Insurance
                                       Company, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       KZH CYPRESS TREE-1 LLC, as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       KZH LANGDALE LLC, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       KZH PONDVIEW LLC, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       KZH RIVERSIDE LLC, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       KZH SHOSHONE LLC, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       KZH STERLING LLC, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       KZH WATERSIDE LLC, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       LIBERTY-STEIN ROE ADVISOR
                                       FLOATING RATE ADVANTAGE
                                       FUND, as a Lender


                                       By:  Stein Roe & Farnham
                                            Incorporated as Advisor


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       LONGHORN CDO (CAYMAN) LTD, as
                                       a Lender

                                       By:  Merrill Lynch Investment
                                       Managers, L.P., as Investment Advisor


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       MAGNETITE ASSET INVESTORS III
                                       L.L.C., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       MAGNETITE ASSET INVESTORS,
                                       LLC, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       MASSMUTUAL HIGH YIELD
                                       PARTNERS II, LLC, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------


                                       ML CLO XV PILGRIM AMERICA
                                       (CAYMAN) LTD., as a Lender

                                       By: Pilgrim Investments, Inc.


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       ML CLO XX PILGRIM AMERICA
                                       (CAYMAN) LTD., as a Lender

                                       By: ING Pilgrim Investments, Inc., as its
                                           Investment Manager


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       MORGAN STANLEY DEAN WITTER
                                       PRIME INCOME TRUST, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       NATEXIS BANQUE POPULAIRES, as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       NEMEAN CLO, LTD., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       NORTHWOODS CAPITAL II,
                                       LIMITED, as a Lender

                                       By: Angelo, Gordon & Co., L.P., as
                                           Collateral Manager


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       NORTHWOODS CAPITAL, LIMITED,
                                       as a Lender

                                       By: Angelo, Gordon & Co., L.P., as
                                           Collateral Manager


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       NOVA CDO 2000, LTD., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       OAK HILL SECURITIES FUND II, L.P.,
                                       as a Lender

                                       By: Oak Hill Securities GenPar II, L.P.,
                                           its General Partner

                                       By: Oak Hill Securities MGP II, Inc., its
                                           General Partner


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       OAK HILL SECURITIES FUND, L.P.,
                                       as a Lender

                                       By: Oak Hill Securities Gen Par, L.P.,
                                           its General Partner

                                       By: Oak Hill Securities MGP, Inc., its
                                           General Partner


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       OAK HILL CREDIT PARTNERS I,
                                       LIMITED, as a Lender

                                       BY: Oakhill CLO Management I, LLC
                                           as Investment Manager


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       OFFIT INVESTMENT FUND, INC., as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       RIVIERA FUNDING LLC, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       SEQUILS I, LTD., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       SEABOARD CLO 2000 LTD, as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       SEQUILS CENTURION V, LTD., as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       SEQUILS IV, LTD., as a Lender

                                       By: TCW Advisors, Inc., as its Collateral
                                           Manager


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       SRF TRADING, INC., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       STANFIELD CLO, LTD., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       STANFIELD RMF/TRANSATLANTIC
                                       CDO, LTD., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------


                                       STEIN ROE & FARNHAM CLO I LTD.,
                                       as a Lender

                                       By: Stein Roe & Farnham Incorporated,
                                           as Portfolio Manager


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       STEIN ROE FLOATING RATE
                                       LIMITED LIABILITY COMPANY, as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       STRONG SHORT TERM HIGH YIELD
                                       BOND FUND, a Series of Strong Income
                                       Funds, Inc., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       SUFFIELD CLO, LIMITED, as a Lender

                                       By: David L. Babson & Company Inc.,
                                           as Collateral Manager


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       SUMITOMO MITSUI BANKING
                                       CORPORATION, formerly known as
                                       The Sumitomo Bank, Limited, as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       SUNTRUST BANKS, INC., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       TCW SELECT LOAN FUND, LIMITED,
                                       as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       TEXTRON FINANCIAL
                                       CORPORATION, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       THERMOPYLAE FUNDING CORP., as a
                                       Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION, as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------

                                       TYLER TRADING INC., as a Lender


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------



                                       WINDSOR LOAN FUNDING,
                                       LIMITED, as a Lender

                                       By: Stanfield Capital Partners LLC, as
                                           its Investment Manager


                                       By:
                                           -----------------------------------
                                       Title:
                                              --------------------------------


ACKNOWLEDGED:


                                       BATTERY STREET ENTERPRISES,
                                       INC.


                                       By:
                                           -----------------------------------
                                             Joseph M. Maurer
                                             Treasurer



                                       LEVI STRAUSS FINANCIAL CENTER
                                       CORPORATION


                                       By:
                                           -----------------------------------
                                             Joseph M. Maurer
                                             Treasurer



                                       LEVI STRAUSS FUNDINC, LLC


                                       By:
                                           -----------------------------------
                                             Joseph M. Maurer
                                             Treasurer



                                       LEVI STRAUSS GLOBAL
                                       FULFILLMENT SERVICES, INC.


                                       By:
                                          -----------------------------------
                                            Joseph M. Maurer
                                            Treasurer



                                       LEVI STRAUSS GLOBAL
                                       OPERATIONS, INC.


                                       By:
                                           -----------------------------------
                                             Joseph M. Maurer
                                             Treasurer

                                       LEVI STRAUSS INTERNATIONAL


                                       By:
                                           -----------------------------------
                                             Joseph M. Maurer
                                             Treasurer



                                       LEVI STRAUSS LATIN AMERICA,
                                       INC.


                                       By:
                                           -----------------------------------
                                             Joseph M. Maurer
                                             Treasurer



                                       LEVI'S ONLY STORES, INC.


                                       By:
                                           -----------------------------------
                                             Joseph M. Maurer
                                             Treasurer



                                       NF INDUSTRIES, INC.


                                       By:
                                           -----------------------------------
                                             Joseph M. Maurer
                                             Treasurer